                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                AMENDMENT NO. 1


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(b) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)       August 20, 1997
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                         WATERMARC FOOD MANAGEMENT CO.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     TEXAS
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                 (State or Other Jurisdiction of Incorporation)


             0-20143                                  74-2605598
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     (Commission File Number)            (I.R.S. Employer Identification No.)


11111 Wilcrest Green, Suite 350, Houston, Texas         77042
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   (Address of Principal Executive Offices)           (Zip Code)


                                 (713) 783-0500
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former name or Former Address, if Changed Since Last Report)

                     INFORMATION INCLUDED IN REPORT ON 8-K


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On August 20, 1997, Coopers & Lybrand L.L.P. resigned as Registrant's principal independent accountant (hereafter referred to as "former principal accountant"). The former principal accountant's report dated September 27, 1996 on the Registrant's financial statements for the fiscal years ended June 30, 1996 and July 2, 1995 was unqualified.

The decision to change accountants was approved by the Audit Committee of Registrant's Board of Directors.

During Registrant's fiscal years ended July 2, 1995 and June 30, 1996 and the subsequent interim period through August 20, 1997 preceding the former principal accountant's August 20, 1997 resignation, there were no disagreements or reportable events with the former principal accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

On August 26, 1997, Registrant engaged Mann Frankfort Stein & Lipp, P.C. as its new principal accountant to audit Registrant's financial statements for the fiscal year ended June 29, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The former principal accountant's letter addressed to the Securities and Exchange Commission regarding this amended report is attached hereto as
Exhibit 16.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Watermarc Food Management Co.
                                ------------------------------------------
                                                (Registrant)

Date   September 9, 1997        By  /s/
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                                                 (Signature)


                                By      Ghulam M. Bombaywala
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                                Title   Chief Executive Officer
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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                                  DESCRIPTION
- ------                                  -----------
  16            Letter regarding change of certifying accountant